

KayaHoldings

A Vertically Integrated Cannabis Enterprise

CULTIVATING, PROCESSING & RETAILING MEDICAL & RECREATIONAL CANNABIS

DISCLAIMER

No Offering of Securities

No offer is made by this Investor Presentation (this "**Presentation**") to invest in Kaya Holdings, Inc. and/or it subsidiaries, includling without limitation Kaya Brands International, Inc. (collectively, the "**Company**") or to purchase any of its and/or their securities. Any offer to make such an investment or purchase and such investment or purchase will be made only pursuant to definitive offering documentation furnished by the Company.

Forward-Looking Statements

This Presentation contains forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by our forward-looking statements. Examples of forward-looking statements include projected financial information, statements of our plans and objectives for future operations and statements concerning proposed new products and services. In some cases, you can identify forward-looking statements by the use of terminology such as "**may**," "**will**," "**should**," "**could**," "**expects**," "**plans**," "**intends**," "**anticipates**," "**believes**," "**estimates**," "**predicts**," "**potential**" and other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance or achievements. Actual events or results may differ materially. We undertake no obligation to update any of the forward-looking statements after the date of this Presentation to conform them to actual results.

Projected Financial Information

The projected financial information included in this Presentation has been prepared by Company management and is subject to a high degree of uncertainty. It is based upon estimates of future events and circumstances that might or might not ultimately prove to be accurate. All of the assumptions upon which the projections are based, and which would be material, are not presented. No representation or warranty can be made as to the accuracy of any of these assumptions. There can be no assurance that the projections will be realized, and actual results may differ materially from those set forth in the projections. The assumptions underlying the projected financial information are inherently uncertain and are subject to significant business, economic, and competitive risks and uncertainties that would cause actual results to differ materially from those projected. No opinion or report on the projected financial information was received from any independent accountants. If the projected results are not achieved, the Company's business and financial performance could be adversely affected. Because of the above limitations on these projections, you are cautioned about placing undue reliance on them.

A Quick Overview

Kaya Holdings, (“KAYS”) is a veteran U.S cannabis company with the historical distinction of being the first U.S. publicly traded company to operate a licensed marijuana dispensary - as well as the first to vertically integrate to include cannabis farming and the manufacture of extracts and infused products.

KAYS is now constructing a global cannabis enterprise - leveraging its six-plus years of commercial-scale operating experience in *cannabis cultivation, retail and manufacturing*, its *brands, its distribution reach,* and its *low debt*.

KAYS is a fully reporting company.

The 2020 U.S. Election & The U.S. Cannabis Industry

An Analysis

Reasonable Expectation:

Reclassification of Cannabis.

Relief from the tax consequences of Rule 280E.

Provisions allowing for banking to lawfully engage the sector.

Certainty:

More U.S. states will legalize recreational cannabis in 2022.

Still Unlikely:

Relief on Cross-State Distribution or Export.

The keys to an accessible, competitive U.S. market will remain elusive.

Timing is Right to Make Our Growth Moves:

European market beginning to mature
Global participation expanding beyond Canadian companies
Two well conceived and carefully planned global opportunities

Growth Will Require We Raise Substantial Capital:

Capital for Greek project expected to come from Europe.
Capital for the Israeli projected expected to come from Israel & U.S.

Attracting Capital Required a Restructuring:

The restructuring positions the stock to permit the company to leverage it public status to maximize value for shareholders.

The Recent KAYS Share Restructuring

Explained

The Kaya Holdings Portfolio

At a Glance

U.S. Operations

Kaya Shack™ & Kaya Farms™

Manufacturing

18 Proprietary Brands

International Operations

Kaya Kannabis, Kaya Shalvah, Franchising

MARIJUANA HOLDINGS AMERICAS

Update

Kaya Shack™ cannabis retail stores are performing steadily in the hyper-competitive Oregon market. The Company is currently working on giving the brand a fresh look after 6 years of operations.

Kaya Farms™ effort to purchase a cultivation license hit a regulatory snag when the OLCC moved to strip Sunstone Farms of the cultivation license KAYS was set to acquire. KAYS & Sunstone expect to resolve the matter amicably.

Meanwhile, the Company expects the OLCC to give notice that our license for our cultivation site in Lebanon, Oregon is pending inspection. Stay tuned.

KayaShack CANNABIS COMPANY ™

Kind Cultivation Kaya FARMS

KayaBrands USA

Update

The Company has developed brands for cannabis oils and extracts, edibles including gummies, chews, cookies, chocolates, Italian entrees, infused beverages, topicals, and cannaceuticals, as well as cannabis and brand associated accessories.

The Company expects to have all its recipes, SOPs, and branding guidelines completed by Q2 2021.

KAYA BRANDS INTERNATIONAL

Update

Kaya Shalvah, an Israeli company is registered with KAYS subsidiary, Kaya Brands International, as majority stakeholder.

Board of Directors & Board of Advisors comprised of prominent Israelis formed.

Business plan submitted to "YAKAR", the Israeli Division for Medical Cannabis, for approval number – expected in the coming weeks.

110 dunams of land is pending government tender.

Cooperation with funding agents and select Israeli cannabis companies under discussion.

kind cultivation

kaya shalvah

KAYA FARMS ISRAEL

Kaya Shalvah is developing a 25 acre (100 dunams) plot into a cannabis cultivation facility and 2.5 acres (10 dunams) into a processing center. Plan calls for 20 light deprivation greenhouses (3,500 square meters each), and an additional 8,000 square meter structure for storage, laboratory, processing, logistics, and support and administrative space.

Kaya Shalvah's financial modeling begins as of the activation of the greenhouses, a 2-3 year period after financing, depending on pace of licensing.

The project's 5-year forecast estimates combined revenues (for a 5 year period) of $1,782,799,200 and a forecasted 5-year Pre- tax Profit of $1,130,435,487.

kind cultivation
KAYA KANNABIS
KAYA FARMS GREECE

Kaya Kannabis is a joint venture of GreekKannabis and KBI (Greekkannabis S.A.). The *Kaya Kannabis* cannabis cultivation and processing project is situated on a 15 acre plot in Thebes, Greece.

Plan calls for 12 light deprivation greenhouses (3,500 sq. meters each), and an additional 8,000 sq. meters of space for processing, laboratory, packaging, logistics, and support/administration space.

Kaya Kannabis' financial modeling begins as of the activation of the greenhouses, a 2-3 year period after financing, depending on pace of licensing.

The project's 5-year forecast estimates combined revenues (for a 5 year period) of $1,222,490,880 and a forecasted 5-year Pre-tax Profit of $762,719,879.

KAYA BRANDS INTERNATIONAL

Highlight Event

"Cannabis Company Kaya Holdings, Inc.'s Majority-Owned
Kaya Brands International, Inc.
Exercises Option to Acquire
50% of Athens-based Greekkannabis, S.A
"

Status Report

Kaya Farms Greece, a Greek company majority owned by KAYS majority owned subsidiary Kaya Brands International, Inc. is formed. Acquired 50% interest in GKC.

4 cannabis distribution LOI signed with leading EU cannabis distributors.

Talks on selecting lead engineering firm.

Talks on engaging European investment bank.



Rendition

Stay Tuned – Anticipated Announcements

Kaya Kannabis is seeking to engage a European Investment Bank to raise up to $45 million for its 15-acre cannabis cultivation & processing facility in Thebes, Greece.

Kaya Kannabis plans on naming the lead engineering firm for its 15-acre cannabis cultivation & processing facility in Thebes, Greece.

Final Thoughts

Cannabis Industry Investment Essentials of BDC Analytics identifies 5 cornerstones for the meaningful cannabis enterprise of "the future":

Our joint project in Greece will be 500,000 sq. ft., with 300,000 sq. ft. cultivation canopy. Our Israeli project is expected to be 780,000 sq. ft. with 500,000 sq. ft. of canopy. Combined projected yield approaches 600,000 pounds annually.

Both the Greek and Israeli farms have be planned to feature 80,000 sq. ft. EU-GMP standard extraction and production facilities.

All KAYS' ventures enjoy access to KAYS' 18 proprietary brands in traditional categories – oils, tinctures, candies - and untraditional categories – cannaceuticals, fruit juices, frozen Italian entrees.

Four off-take agreements for Kaya Kannabis and 2 for Kaya Shalvah – so far.

The Kaya Shack retail brand available for company expansion and franchising. Canada, Israel, U.S.

THE FUTURE IS:

LARGE SCALE CULTIVATION
Consistent high-quality, low-cost production

PRODUCTION & EXTRACTION
High quality lab-tested product. Range of flower, oils, & edibles.

BRANDS
Wide selection of popular brands

DISTRIUTION
Efficient delivery of wide-product

RETAIL
High quality dispensaries, positioned for online sales.

Excerpted from BDC Analytics July 1, 2019 Cannabis Industry Investment Essentials

Thank You



PLEASE CONTACT:
CRAIG FRANK
CRAIG@KAYAHOLDINGS.COM